UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2019

CLEAN ENERGY TECHNOLOGIES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-55656	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

2990 Redhill Avenue Costa Mesa, CA 92626
(Address of principal executive offices)

Phone: (949) 273-4990
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001	CETY	OTCQB

Item 1.01. Entry Into a Material Definitive Agreement.

On October 29, 2019 Clean Energy Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement with PowerUp Lending Group Ltd. (“PowerUp”) for the purchase of a Convertible Promissory Note in the aggregate principal amount of $103,000 (the “PowerUp Note”) carrying an interest rate of 12% and due on October 29, 2020. The purchase price on the PowerUp Note was $100,000 with the Company paying for expenses of $3,000. The funds received by the Company on October 30, 2019.

The PowerUp Note may be converted at any time after 180 days from the issue date into shares of Company’s Common Stock at a price equal to 65% of the lowest two day average closing bid price of the Company’s Common Stock during the 15 consecutive Trading Days prior to the date on which Holder elects to convert all or part of the Power Up Note, subject to adjustment for certain penalties. The PowerUp Note may be converted to up to a maximum of 4.99% of the issued and outstanding Common Stock of the Company and permits the Company to pre-pay its obligations at a premium prior to maturity.

The Company is required to reserve six times the number of shares of its Common Stock issuable on full conversion of the Power Up Note (initially 52,820,512 shares).

The foregoing description of the terms of the foregoing transactions does not purport to be complete and is qualified in its entirety by the complete text of the documents attached as, respectively, Exhibits 10. through 10. to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.102	Form of Securities Purchase Agreement between PowerUp Lending Group Ltd. and Clean Energy Technologies, Inc., dated October 29, 2019.

10.103	Form of Convertible Promissory Note between PowerUp Lending Group Ltd. and Clean Energy Technologies, Inc., dated October 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy Technologies, Inc.

/s/ Kambiz Mahdi
By:	Kambiz Mahdi
Chief Executive Officer
Date:	November 4, 2019